Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED AUGUST 7, 2020

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS

DATED FEBRUARY 1, 2020, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus (the “Prospectus”) dated February 1, 2020, as supplemented:

The following information is added to the Appendix to the Prospectus:

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Load Waiver on Class A Shares Available at Stifel

• Class C Shares that have been held for more than seven (7) years will be converted to Class A Shares of the same Fund pursuant to Stifel’s policies and procedures

All other applicable sales charge waivers and reductions described elsewhere in this Prospectus or the SAI still apply.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

STATSUP-820-1